Other operating expenses	12 Months Ended
Dec. 31, 2018
Other Operating Expenses
Other operating expenses

Note 8 Other Operating Expenses

	2018	2017	2016
Exchange rate loss from operations	(100)	(38)	(24)
Acquisition costs (Note 5)	(306)	(20)	(37)
Sale/scrapping of non-current assets	(63)	—	(3)
Sale of operation, Procure IT Right	—	—	(4)
Service level agreements, for sold operations	(11)	(3)	(3)
Other expenses	—	(1)	(1)
Total other operating expenses	(480)	(62)	(72)